Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 on Form 10-K/A to Annual Report on Form 10-K for the fiscal year ended December 31, 2013 of ACRE Realty Investors Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward Gellert, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 17, 2015	/s/ Edward Gellert
Date	Edward Gellert